SHORT BOND PORTFOLIO

SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

SHORT BOND PORTFOLIO

SUPPLEMENT DATED AUGUST 17, 2012 TO SUMMARY PROSPECTUS DATED APRIL 1, 2012

IMPORTANT INFORMATION REGARDING AN UPCOMING REORGANIZATION OF THE PORTFOLIO AND CHANGE IN EXPENSES

On August 9, 2012, the Board of Trustees (the “Board”) of the Northern Institutional Funds reviewed and approved a Plan of Reorganization (the “Plan”) that provides for the tax-free reorganization (the “Reorganization”) of the Short Bond Portfolio (the “Fund”), into a newly created series of the Northern Funds, the Short Bond Fund (the “New Fund”). The reorganization is expected to be completed on or about November 16, 2012. The Board took this action because it believes that the New Fund will have better prospects for asset growth because it can be offered to a broader range of investors, including retail investors, and for other reasons as discussed below. You are not being asked to vote on or take any other action in connection with the Reorganization. This Supplement is being provided to you for your information only.

The New Fund will be managed by Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), the investment adviser to the Fund. The New Fund will be managed in accordance with the same investment objective, strategies and policies utilized by the Fund immediately prior to the Reorganization. The New Fund will be overseen by the Board of Trustees of the Northern Funds, which has the same Trustees as the Board. Upon completion of the Reorganization, holders of Class A shares of the Short Bond Portfolio will become shareholders of the Short Bond Fund, which only has a single class of shares.

Pursuant to the Plan, the Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund and the New Fund’s assumption of all of the liabilities of the Fund. The Fund will then distribute these shares of the New Fund to the Fund’s shareholders in complete liquidation of the Fund. Immediately after the Reorganization, each shareholder who held shares in the Fund will hold shares in the New Fund with the same aggregate net asset value as the aggregate net asset value of the shares held by the shareholder in the Fund as of the closing date of the Reorganization. The Reorganization is designed to qualify as a tax-free reorganization, so Fund shareholders should not realize a federal tax gain or loss as a direct result of the Reorganization. Fund shareholders will not pay any costs related to the Reorganization. Until the date of the Reorganization, Fund shareholders may continue to open accounts and/or transact business in existing accounts, including purchases, exchanges, and redemptions.

COMPARISON OF FEES AND EXPENSES

The New Fund’s contractual investment advisory fee rate payable to NTI after the Reorganization will be same as the contractual rate payable from the Fund to NTI before the Reorganization except that the fee rate payable to NTI by the Short Bond Fund after the Reorganization will have break points that will result in lower contractual advisory fee rates as assets grow in the New Fund. The investment advisory agreements between NTI and the Fund, and between NTI and the New Fund, respectively, are substantially identical with respect to the advisory services to be provided under the agreements. The Fund’s transfer agent, administrator, distributor and custodian will also serve as the New Fund’s transfer agent, administrator, distributor and custodian. The contractual administration fee rate and contractual transfer agency fee rate payable by the New Fund is higher than the contractual administration fee rate and contractual transfer agency fee rate payable by the Fund. NTI has contractually agreed to reimburse certain expenses of the New Fund until November 30, 2013. As a result, the total net annual fund operating expense ratio (after expense reimbursements) of the New Fund will be four basis points higher than the current total net annual fund operating expense ratio (after fee waivers and reimbursement of expenses) of the Core Bond Portfolio.

While Class A shares of the Fund are not subject to shareholder servicing fees, the New Fund may pay certain servicing fees to financial intermediaries, including affiliates of NTI, that perform support services for their customers who own shares of the New Fund. These intermediaries may receive fees from the New Fund at annual rates of up to 0.25% of the average daily net assets of the shares held by their customers. Because these fees are paid out of the New Fund’s assets on an ongoing basis, they may increase the cost of an investment in the New Fund.

The following table discloses the fees and expenses that you may pay if you buy and hold shares of the Fund compared to shares of the New Fund, and shows the projected (“pro forma”) estimated fees and expenses of the New Fund. As shown by the table, there are no transaction charges when you buy or sell shares of the Fund or the New Fund, nor will there be any such charges immediately following the Reorganization. THERE WILL NOT BE ANY FEE IMPOSED ON SHAREHOLDERS IN CONNECTION WITH THE REORGANIZATION.

Expenses shown for the Fund and the New Fund were determined based on the Fund’s net assets as of November 30, 2011, the fiscal year end of the Fund. Fees and expenses shown for the New Fund were projected for the New Fund on a pro forma basis after giving effect to the Reorganization, assuming consummation of the Reorganization at November 30, 2011.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

SHORT BOND PORTFOLIO

SUMMARY PROSPECTUS SUPPLEMENT

Fees and Expenses of the Fund and New Fund

Short Bond

	Fund Short Bond Portfolio		New Fund (pro forma) Short Bond Fund
Shareholder Fees (fees paid directly from your investment)	None		None
Management Fees	0.40%		0.40%
Other Expenses	0.17%		0.35%
Administration Fees	0.10%		0.15%
Transfer Agency Fees	0.01%		0.10%
Other Operating Expenses(1)	0.06%		0.10%
Total Annual Fund Operating Expenses	0.57%		0.75%
Fee Waiver and/or Expense Reimbursement	(0.21	)%(2)	(0.35	)%(3)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.36%		0.40%

(1)	“Other Operating Expenses” are based upon expenses incurred by the Fund during the last fiscal year, and have been restated for the New Fund to reflect certain estimated expenses of the New Fund.

(2)

NTI contractually agreed to waive a portion of its management fees and reimburse certain expenses of the Fund. If the Fund were not part of the Reorganization, the contractual waiver and reimbursement arrangement would be expected to continue until at least April 1, 2013.

(3)

NTI has contractually agreed to reimburse certain expenses of the New Fund (excluding acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third party consultants engaged by the Board of Trustees of the Fund; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; extraordinary expenses; and interest, if any) to the extent the “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” exceed 0.40%. This contractual limitation may not be terminated before November 30, 2013 without the approval of the Fund’s Board of Trustees.

EXAMPLE

The following Example is intended to help you compare and contrast the cost of investing in (i) the Fund as it currently exists and (ii) the New Fund after the Reorganization. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Fund — Short Bond Portfolio	$37	$161	$297	$694
New Fund (pro forma) — Short Bond Fund	$41	$205	$382	$898

BOARD APPROVAL AND RECOMMENDATION OF THE REORGANIZATION

At a Board Meeting held on August 9, 2012, the Board considered the Plan, which provides for the reorganization of the Fund with and into the New Fund. The Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Northern Institutional Funds, determined that the Reorganization is in the best interests of the Fund, and that the interests of the Fund’s shareholders will not be diluted as a result of the Reorganization, and unanimously approved the Plan. The Board’s determination and approval were based on a number of factors, including:

•

The Fund has a small asset base, and as an institutional fund was unlikely to achieve the scale necessary to attain commercial viability in the foreseeable future. The Fund would likely be liquidated if it was not merged into the New Fund. If the Fund was liquidated, the transaction would be a taxable event for the Fund’s shareholders.

•

Shareholders of the Fund who do not want to become shareholders of the New Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could exchange their shares in the Fund for shares in another fund of Northern Institutional Funds or redeem their shares in the Fund prior to the Reorganization.

•

The Short Bond Portfolio will merge into a New Fund that will have higher estimated total net annual operating expenses (after expense reimbursements) of four basis points due in part to higher administration and transfer agency fees on the New Fund. The Board considered the potential benefits of the Reorganization, including relatively greater prospects for asset growth, break points on the advisory fees for the Short Bond Fund that could potentially result in lower contractual advisory fees at higher asset levels than the Short Bond Portfolio currently has and lower expense ratios over time.

•

The Fund and New Fund will have identical investment objectives and principal investment strategies. The same portfolio management personnel that currently manage the Fund will also manage the New Fund.

•	The New Fund has a lower initial investment minimum of $2,500 that may attract a broader group of

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

SHORT BOND PORTFOLIO

SUMMARY PROSPECTUS SUPPLEMENT

prospective shareholders and lead to more effective distribution of the New Fund.

•	The Fund’s shareholders will have access to additional shareholder services in the New Fund that they currently do not have as shareholders of the Fund.

•

While Class A shares of the Fund are not subject to shareholder servicing fees, the New Fund may pay certain servicing fees to financial intermediaries, including affiliates of NTI, that perform support services for their customers who own shares of the New Fund.

•	For federal income tax purposes, the Reorganization is to be structured as a tax-free transaction for the Fund and its shareholders.

•	Shareholders of the Fund will receive shares of the New Fund having an aggregate net asset value equal to that of their Fund shares and will not bear any costs of the Reorganization.

•	No sales or other charges will be imposed in connection with the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

The transfer of all of the assets and liabilities of the Fund to the New Fund in exchange for the issuance of New Fund shares, followed by the distribution in liquidation by the Fund of the New Fund shares pursuant to the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, Northern Institutional Funds and Northern Funds (collectively, the “Trusts”) will receive the opinion of Drinker Biddle & Reath LLP, counsel to the Trusts, and the Fund and the New Fund, to the effect that on the basis of the existing provisions of the Code, Treasury Regulations thereunder, current administrative rulings and pronouncements and court decisions, and certain facts, qualifications, assumptions and representations with respect to the Reorganization, for federal income tax purposes:

•

The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and each of the Fund and the New Fund will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Fund upon (i) the transfer of its assets to the New Fund in exchange for the issuance of New Fund shares to the Fund and the assumption by the New Fund of the Fund’s liabilities, if any, and (ii) the distribution by the Fund of the New Fund shares to the Fund shareholders;

•

No gain or loss will be recognized by the New Fund upon its receipt of the Fund’s assets in exchange for the issuance of the New Fund shares to the Fund and the assumption by the New Fund of the liabilities, if any, of the Fund;

•	The tax basis of the assets acquired by the New Fund from the Fund will be, in each instance, the same as the tax basis of those assets in the Fund’s hands immediately before the transfer;

•	The tax holding period of the assets of the Fund in the hands of the New Fund will, in each instance, include the Fund’s tax holding period for those assets;

•	The Fund’s shareholders will not recognize gain or loss upon the exchange of their Fund shares for New Fund shares as part of the Reorganization;

•

The aggregate tax basis of the New Fund’s shares received by each shareholder of the Fund will equal the aggregate tax basis of the Fund shares surrendered by that shareholder in the Reorganization; and

•

The tax holding period of New Fund shares received by Fund shareholders will include, for each Fund shareholder, the tax holding period for the Fund shares surrendered in exchange therefore, provided that those Fund shares were held as capital assets on the date of the exchange.

Shares held for the purpose of investment are generally considered to be capital assets.

The Trusts have not sought, and will not seek, a tax ruling from the Internal Revenue Service (“IRS”) on the tax treatment of the Reorganization. The opinion of counsel will not be binding on the IRS, nor will it preclude the IRS (or a court) from adopting a contrary position.

Recently promulgated Internal Revenue Service Regulations require that the New Fund provide to the Internal Revenue Service and the Fund’s shareholders information regarding the effect of the Reorganization on the Fund shareholders’ tax basis for the shares issued in the Reorganization. The New Fund can satisfy this obligation by posting a completed IRS Form 8937 on its website for 10 years. The New Fund intends to post the required IRS Form 8937 on its website for at least 10 years.

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS

SHORT BOND PORTFOLIO

SUMMARY PROSPECTUS SUPPLEMENT

Shareholders should consult their own tax professionals concerning any potential tax consequences of the Reorganization that may result from their particular circumstances, including the tax treatment of the Reorganization under the tax laws of any foreign country, state or locality where a shareholder may reside.

Please retain this Supplement with your Summary Prospectus for future reference. Please contact Northern Institutional Funds at 800-637-1380 or northern-funds@ntrs.com if you have any questions.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT SBP 8/12

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS